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                                                                     Exhibit 4.2

                         MAGMA DESIGN AUTOMATION, INC.

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT


          THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (this "Agreement") is made and entered into as of the 15th day of August, 2000, by and among MAGMA DESIGN AUTOMATION, INC., a Delaware corporation (the "Company"),
          -----------------------------
and the persons identified as "Holders" or "Investors" on the signature pages hereto. This Agreement amends and restates the Amended and Restated Investor Rights Agreement dated as of December 6, 1999 (the "Prior Agreement") in its entirety. The undersigned persons collectively hold at least fifty-one percent (51%) of the outstanding shares of the Company's Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, and those shares of Series D Preferred Stock which are outstanding pursuant to the Original Series D Preferred Stock Purchase Agreement dated as of December 6, 1999 (the "Original Series D Purchase Agreement"), and all of the outstanding shares of Series F-1 Preferred Stock and Series F-2 Preferred Sock of the Company.

          RECITALS:

          A. Certain of the Holders hold shares of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock by means of the Series A Preferred Stock Purchase Agreement dated as of May 12, 1997 (the "Series A Agreement") the Restated Series B Preferred Stock Purchase Agreement dated as of April 29, 1998 (the "Series B Agreement"), the Series C Preferred Stock Purchase Agreement dated as of March 1, 1999 and amended as of April 27, 1999 (the "Series C Agreement"), and the Original Series D Purchase Agreement, respectively, and were granted registration rights, information rights, rights of first refusal and other rights pursuant to the Prior Agreement.

          B. Certain Holders are parties to the Original Series D Purchase Agreement, which Holders have agreed to amend and restate the Original Series D Purchase Agreement, and to assume the rights and obligations pursuant to the Amended and Restated Series D Preferred Stock Purchase Agreement dated as of August 15, 2000 (the "Amended Series D Purchase Agreement") in lieu of the rights granted to them under the Original Series D Agreement. The execution and delivery of the Amended Series D Purchase Agreement are conditioned upon the execution and delivery of this Agreement by such Holders and the Company.

          C. The holders of the Company's Series F-1 Preferred Stock and Series F-2 Preferred Stock (collectively the "Series F Preferred Stock") are former holders (the "Moscape Holders") of the Series B Preferred Stock and Series C Preferred Stock, respectively, of Moscape, Inc., a Delaware corporation
                                  -------------
("Moscape"), and are acquiring the Company's Series F Preferred Stock under that certain Second Amended and Restated Agreement and Plan of Reorganization dated as of July 7, 2000 between the Company, Magma Acquisition Corp. and Moscape (the "Merger Agreement"), the execution and delivery of which contemplate the execution and delivery of this Agreement by the Moscape Holders and the Company.

                                      -1-
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          D.  The Holders of Series F Preferred Stock shall have no preemptive right or right of first offer to acquire the Company's Series D Preferred Stock under the Amended Series D Purchase Agreement, and nothing in this Agreement is intended to confer or imply such a right.

          E. The Holder of Series F Preferred Stock shall have no rights conferred under Section 1 of this Agreement, and nothing in this Agreement is intended to confer or imply such a right.

          F. The Holders who are parties to the Prior Agreement desire to amend and restate the Prior Agreement and to assume the rights and obligations created pursuant hereto in lieu of the rights granted to them under the Prior Agreement.

          NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, each Holder who is a party to the Prior Agreement and each additional undersigned person hereby agrees that the Prior Agreement shall be amended and restated and superseded in its entirety as follows:

                                   SECTION 1
                                   ---------

      Restrictions on Transferability of Securities; Registration Rights
      ------------------------------------------------------------------

          1.1  Certain Definitions. As used in this Agreement, the following
               -------------------
terms shall have the meanings set forth below:

          (a) "Closing" shall mean the date of the subsequent sale of shares of the Company's Series D Preferred Stock under the Amended Series D Agreement.

          (b) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          (c) "Common Stock" shall mean the Common Stock, $0.0005 par value, of the Company.

          (d) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

          (e) "Holder" shall mean any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section
1.12 hereof; provided that the holders of Series F Preferred Stock shall have no
             --------
rights under Section 1 of this Agreement in their capacity as holders of the Series F Preferred Stock (or the Common Stock issuable upon conversion of the Series F Preferred Stock).

          (f) "Investors" shall mean persons who purchased or acquired Shares pursuant to the Series A Agreement, the Series B Agreement, the Series C Agreement, the Original Series D Purchase Agreement or the Amended Series D Purchase Agreement, and persons who have acquired or will acquire shares of Series F Preferred Stock pursuant to the Merger Agreement.

                                      -2-
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          (g)  "Initiating Holders" shall mean any Holder or Holders who in the aggregate hold not less than forty percent (40%) of the outstanding Series C Preferred Stock and Series D Preferred Stock.

          (h) "Other Stockholders" shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

          (i) "Registrable Securities" shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Shares and (ii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above; provided, however,
                                                             --------  -------
that Registrable Securities shall not include any shares of Common Stock which have previously been registered or which have been sold to the public; and provided, further that Registrable Securities shall not include (iii) any shares
--------  -------
of Series F Preferred Stock, (iv) any shares of Common Stock issued or issuable pursuant to the conversion of Series F Preferred Stock or (v) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (iii) or (iv) above.

          (j) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

          (k) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses (excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

          (l) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

          (m) "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

          (n) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

          (o) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

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          (p)  "Shares" shall mean the Company's Series A Preferred Stock,
Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock.

          1.2  Restrictions on Transfer.
               ------------------------

          (a) Each Holder agrees not to make any disposition of all or any portion of the Registrable Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 1.2, provided and to the extent such Section is then applicable, and:

               (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

               (ii) (A) Such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (B) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

               (iii) Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners or retired partners in accordance with partnership interests,
          (B) a corporation to its stockholders in accordance with their interest in the corporation, (C) a limited liability company to its members or former members in accordance with their interest in the limited liability company, or (D) to the Holder's family member or trust for the benefit of an individual Holder, provided the transferee will be subject to the terms of this Section 1.2 to the same extent as if such transferee were an original Holder hereunder.

          (b) Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

     THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

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     (c)  The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel at such Holder's expense (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

     (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

     1.3  Requested Registration
          ----------------------

     (a)  Request for Registration. If the Company shall receive from
          ------------------------
Initiating Holders at any time or times not earlier than the earlier of (i) December 6, 2002 or (ii) six (6) months after the effective date of the first registration statement filed by the Company covering a firmly underwritten offering of any of its Common Stock to the general public (an "Initial Registration"), a written request that the Company effect any registration with respect to all or a part of the Registrable Securities having an aggregate offering price, net of underwriting discounts, commissions and expenses, exceeding either (A) seven million five hundred thousand dollars ($7,500,000) if such registration is not the Company's Initial Registration or (B) ten million
                     ---
dollars ($10,000,000) if such registration is the Company's Initial
                                           --
Registration, the Company will:

          (i) promptly give written notice of the proposed registration to all other Holders; and

          (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and take such action as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty
     (20) days after such written notice from the Company is mailed or delivered.

     The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1.3:

          (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

          (B) After the Company has initiated two (2) such registrations pursuant to this Section 1.3(a) (counting for these purposes only registrations which have

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     been declared or ordered effective and pursuant to which securities have been sold and registrations which have been withdrawn by the Holders as to which the Holders have not elected to bear the Registration Expenses pursuant to Section 1.5 hereof and would, absent such election, have been required to bear such expenses);

          (C) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

          (D) If the Initiating Holders propose to dispose of shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 1.6 hereof;

          (E) If the Initiating Holders do not request that such offering be firmly underwritten by underwriters selected by the Initiating Holders (subject to the consent of the Company, which consent will not be unreasonably withheld); or

          (F) If the Company and the Initiating Holders are unable to obtain the commitment of the underwriter described in clause (E) above to firmly underwrite the offer.

     (b) Subject to the foregoing clauses (A) through (F), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such disclosure would be seriously detrimental, provided that (except as provided in clause (C) above) the Company may not defer the filing for a period in excess of ninety (90) days after receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than twice in any twelve (12) month period.

     The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Sections 1.3(b) and 1.14 hereof, include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

     (c) Underwriting. The right of any Holder to registration pursuant to
         ------------
Section 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of

                                      -6-
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such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

          (d) Procedures. If the Company shall request inclusion in any
              ----------
registration pursuant to Section 1.3 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Section 1.3, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 1 (including Section 1.13). The Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriters are reasonably acceptable to the Company. Notwithstanding any other provision of this Section 1.3, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 1.14 hereof. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 1.3(d), then the Company shall offer to all Holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders requesting additional inclusion in accordance with Section 1.14.

          1.4  Company Registration.
               --------------------

          (a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than pursuant to Section 1.3 or 1.6 hereof), other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

               (i)  promptly give to each Holder written notice thereof; and

               (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 1.4(b) hereof, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within twenty (20) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of a Holder's Registrable Securities.

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          (b) Underwriting. If the registration of which the Company gives
              ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.4(a)(i) hereof. In such event, the right of any Holder to registration pursuant to this Section 1.4 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

          Notwithstanding any other provision of this Section 1.4, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. If the registration is the first Company-initiated registered offering of the Company's securities to the general public, the Company may limit, to the extent so advised by the underwriters, the amount of securities (including Registrable Securities) to be included in the registration by the Company's stockholders (including the Holders), or may exclude, to the extent so advised by the underwriters, such underwritten securities entirely from such registration. If such registration is the second or any subsequent Company-initiated registered offering of the Company's securities to the general public, the Company may limit, to the extent so advised by the underwriters, the amount of securities to be included in the registration by the Company's stockholders (including the Holders); provided, however, that the aggregate value of securities (including Registrable Securities) to be included in such registration by the Holders may not be so reduced to less than thirty percent (30%) of the total value of all securities included in such registration. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 1.14 hereof. If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 1.14 hereof.

          1.5  Expenses of Registration. All Registration Expenses incurred in
               ------------------------
connection with any registration, qualification or compliance pursuant to Sections 1.3, 1.4 and 1.6 hereof (including the expenses of one (1) special counsel to the participating Holders) shall be borne by the Company. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf. The Company shall not, however, be required to pay for expenses of any regis-tration proceeding begun pursuant to Section 1.3 or 1.6, the request of which has been subsequently withdrawn by the Initiating Holders unless (i) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or (ii) the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section 1.3 or Section 1.6, as applicable, in which event such right shall be forfeited by all Holders. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (i) above, then the Holders shall not forfeit their rights pursuant to Section 1.3 or Section 1.6 to a demand registration.

          1.6  Registration on Form S-3.
               ------------------------

          (a) After its initial public offering, the Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 1, the Holders of Registrable Securities shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), provided, however, that the Company shall not be obligated to effect any such registration if (i) the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $1,000,000, or (ii) in the event that the Company shall furnish the certification described in paragraph 1.3(b)(ii) (but subject to the limitations set forth therein) or (iii) in a given twelve (12) month period, after the Company has effected two (2) such registrations in any such period, or (iv) it is to be effected more than four (4) years after the Company's initial public offering.

          (b) If a request complying with the requirements of Section 1.4(a) hereof is delivered to the Company, the provisions of Sections 1.3(a)(i) and
(ii) and Section 1.3(b) hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of Sections 1.3(c) and 1.3(d) hereof shall apply to such registration.

          1.7  Registration Procedures. In the case of each registration
               -----------------------
effected by the Company pursuant to Section 1 hereof, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

          (a) Keep such registration effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such one hundred twenty
(120) day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 145, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (A) includes any prospectus required by section 10(a)(3) of the Securities Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (A) and (B) above to be contained in periodic reports filed pursuant to section 13 or 15(d) of the Exchange Act in the registration statement;

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

          (d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

          (e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

          (f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

          (g) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of section 11(a) of the Securities Act; and

          (h) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 1.3 hereof, the Company will enter into an underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions.

          1.8  Indemnification.
               ---------------

          (a) The Company will indemnify each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 1 or Section 2.6 hereof, and each underwriter, if any, and each person who controls within the meaning of section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

          (b) Each Holder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of section 15 of the Securities Act, each other such Holder and Other Stockholder, and each of their officers, directors, and partners, and each person controlling such Holder or Other Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, Other Stockholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld) and provided further that the obligations of such Holders hereunder shall be limited to an amount equal to the gross proceeds before expenses and commissions to each such Holder of Registrable Securities sold as contemplated herein.

          (c) Each party entitled to indemnification under this Section 1.8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that an Indemnified Party shall have the right to retain its own counsel, with fees and expenses to be paid by the Indemnifying Party if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interest between such Indemnifying Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

          (d) If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided that the obligations of each holder hereunder shall be limited to an amount equal to the gross proceeds before expenses and commissions to each Holder of Registrable Securities sold as contemplated hereby.

          (e) The obligations of the Company and Holders under this Section 1.8 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement.

          1.9  Information by Holder. Each Holder of Registrable Securities
               ---------------------
shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 1 or in Section 2.6 hereof.

          1.10 Limitations on Registration of Issues of Securities. From and
               ---------------------------------------------------
after the date of this Agreement, the Company shall not, without the prior written consent of a majority in interest of the Holders, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are more favorable than the registration rights granted to the Holders hereunder.

          1.11 Rule 144 Reporting. With a view to making available the benefits
               ------------------
of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its best efforts to:

          (a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

          (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

          (c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

          1.12 Transfer or Assignment of Registration Rights. The rights to
               ---------------------------------------------
cause the Company to register securities granted to a Holder by the Company under this Section 1 may be transferred or assigned by a Holder only to a transferee or assignee of not less than 75,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), provided that the Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes the obligations of such Holder under this Section 1.

          1.13 "Market Stand-Off" Agreement. If requested by the Company and
                ---------------------------
an underwriter of Common Stock (or other securities) of the Company, a Holder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) (a) during the one hundred eighty (180) day period following the effective date of the initial registration statement of the Company filed under the Securities Act, or (b) from or after the effective date of a registration statement of the Company with respect to any subsequent public offering of the Company's Common Stock (or other securities) and continuing for ninety (90) days thereafter; provided, however, that this Section 1.13(ii) shall not apply to any holder who on April 27, 1999 held greater than 300,000 shares of Registrable Securities.

          The obligations described in this Section 1.13 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day period or ninety (90) day period, as applicable.

          1.14  Allocation of Registration Opportunities. In any circumstance
                ----------------------------------------
in which all of the Registrable Securities and other shares of Common Stock of the Company (including shares of Common Stock issued or issuable upon conversion of shares of any currently unissued series of Preferred Stock of the Company) with registration rights (the "Other Shares") requested to be included in a registration on behalf of the Holders or other selling stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Holders and other selling stockholders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such Holders and other selling stockholders, assuming conversion; provided, however, so that such allocation shall not operate to reduce the aggregate number of Registrable Securities and Other Shares to be included in such registration, if any Holder or other selling stockholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to the above-described procedure, the remaining portion of his allocation shall be reallocated among those requesting Holders and other selling stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares which would be held by such Holders and other selling stockholders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Holders and other selling stockholders have been so allocated. Notwithstanding anything herein to the contrary, (a) the Company shall not, without the written consent of the Holders of a majority of the Registrable Securities, limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights or to include founder's stock or any other shares of stock (other than the Shares) issued to employees, officers, directors or consultants pursuant to any stock option plan adopted by the Company or, with respect to registrations under Section 1.3 and Section 1.6 hereof, in order to include in such registration securities registered for the Company's own account, and (b) the aggregate number of Other Shares includable in the allocation provisions of this Section 1.14 shall not exceed 820,000 without the consent of the holders of a majority of the Registrable Securities.

          1.15  Delay of Registration. No Holder shall have any right to take
                ---------------------
any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.16  Termination of Registration Rights. The right of any Holder to
                ----------------------------------
request registration or inclusion in any registration pursuant to Section 1.3, 1.4, 1.6 or 2.6 hereof shall terminate upon the expiration of five (5) years after the closing of the first registered public offering of Common Stock of the Company.

          1.17  No Rights Under this Section Conferred Upon Holder of Series F
                --------------------------------------------------------------
Preferred Stock. Notwithstanding anything herein to the contrary, the Holders
---------------
of Series F Preferred Stock have no registration or other rights under this
Section 1, and nothing in this Section 1 shall be construed to confer any rights upon the Holders of Series F Preferred Stock in their capacity as such.

                                   SECTION 2
                                   ---------

                             Right of First Offer
                             --------------------

          2.1  Qualified Holders. The Company hereby grants to each Qualified
               -----------------
Holder (as defined in this Section 2) a right of first offer with respect to future sales of New Securities (as defined in this Section 2) by the Company. For purposes of this Agreement, a "Qualified Holder" shall mean any Investor who
                                   ----------------
holds at least 75,000 shares of Series A Preferred Stock and/or Series B Preferred Stock and/or Series C Preferred Stock and/or Series D Preferred Stock and/or Series F-1 Preferred Stock and/or Series F-2 Preferred Stock and/or Common Stock (appropriately adjusted for recapitalization, stock splits and the like); provided, however, that no person or entity shall be deemed a Qualified Holder for purposes of this Section 2 unless the Company's sale of New Securities to such person or entity would be exempt from the registration and qualification requirements of applicable securities laws; and provided further, that in connection with the sale of additional shares of the Company's Series D Preferred Stock pursuant to the Amended Series D Purchase Agreement, the Moscape Holders shall not be Qualified Holders, and the shares of Series F Preferred
              ---
Stock issuable under the Merger Agreement shall not be taken into account for
                                                ---
the purposes of Section 2.3 hereof.

          2.2  New Securities. Except as set forth below, "New Securities"
               --------------
shall mean any shares of capital stock of the Company, including Common Stock and any series of preferred stock, whether now authorized or not, and rights, options or warrants to purchase said shares of Common Stock or preferred stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable for said shares of Common Stock or preferred stock. Notwithstanding the foregoing, "New Securities" does not include (a) the Registrable Securities, (b) Common Stock offered to the public generally pursuant to a registration statement under the

Securities Act in connection with the Company's initial public offering, (c) securities issued (i) pursuant to the acquisition of another corporation or other business entity by the Company by merger, purchase of all or substantially all of the assets or other reorganization whereby the Company or its stockholders own more than fifty percent (50%) of the voting power of the surviving or successor corporation or entity, provided such acquisition is approved by the Board of Directors of the Company, or (ii) to any current or proposed vendors or customers of or service providers to the Company, or any unaffiliated entities in connection with corporate partnering or other business arrangements not issued for the primary purpose of obtaining equity financing for the Company, in each case approved by the Board of Directors of the Company,
(d) Common Stock or Preferred Stock or related options, warrants or other rights to purchase such Common Stock or Preferred Stock issued to employees, officers and directors of, and consultants to, the Company, pursuant to arrangements approved by the Board of Directors of the Company, (e) stock issued pursuant to any rights, agreements or convertible securities, including without limitation options and warrants, that were outstanding on or before the date of this Agreement, (f) stock issued in connection with any stock split, stock dividend or recapitalization by the Company, or (g) warrants to acquire capital stock of the Company issued to a financial institution or equipment lessor in connection with a loan to the Company or equipment lease by the Company, in each case approved by the Board of Directors of the Company.

          2.3  Exercise of First Offer Right. In the event the Company proposes
               -----------------------------
to undertake an issuance of New Securities, it shall give each Qualified Holder written notice of its intention, describing the amount and type of New Securities, and the price and terms upon which the Company proposes to issue the same. Each Qualified Holder shall have fifteen (15) days from the date it is deemed to have received any such notice to agree to purchase up to its respective Pro Rata Share (as defined below) of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. A Qualified Holder's "Pro Rata Share" of New Securities, for purposes of this
                    --------------
right of first offer, is the ratio that (a) the sum of the number of shares of Common Stock then held by such Qualified Holder and the number of shares of Registrable Securities issuable upon conversion of the Shares (which, for purposes of this Section 2.3 only, shall be deemed to include the shares of Series F Preferred Stock, except for the sale of additional shares of the Company's Series D Preferred Stock pursuant to the Amended Series D Purchase Agreement, for which purpose the shares of Series F Preferred Stock shall be excluded) then held by such Qualified Holder bears to (b) the sum of the total number of shares of Common Stock then held by all stockholders of the Company (assuming for clauses (a) and (b) above the conversion of any outstanding preferred stock or other convertible securities and the exercise of any options, warrants or other exercisable securities outstanding or reserved for issuance on the date of this Agreement).

          2.4  Completion of Sale. In the event all of the New Securities are
               ------------------
not elected to be purchased by Qualified Holders pursuant to Section 2.3 above, the Company shall have ninety (90) days thereafter to sell the New Securities not elected to be purchased by Qualified Holders at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Company's notice. In the event the Company has not sold the New Securities within said ninety (90) day period, the Company shall not thereafter issue or sell any New Securities without first offering such securities in the manner provided above.

          2.5  Termination of Right of First Offer. The rights of first offer
               -----------------------------------
granted under Section 2 of this Agreement shall expire and terminate upon, and shall not be applicable to, the first sale of Common Stock to the public effected pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act, which registration would trigger an automatic conversion of the Preferred Stock into Common Stock pursuant to the Company's Amended and Restated Certificate of Incorporation.

          2.6  Shelf Registration Statement. The Company hereby covenants and
               ----------------------------
agrees that if the price at which the Company's Common Stock is offered and sold to the public pursuant to the Initial Registration is less than nine dollars ($9.00) per share (as adjusted for recapitalizations, stock splits and the like), during the period beginning six (6) months after the Initial Registration and ending eleven (11) months after the Initial Registration, upon the written request (the "Shelf Registration Request") of holders of a majority of Registrable Securities issued upon conversion of the Shares purchased pursuant to the Amended Series D Agreement (the "Shelf Registrable Securities"), the Company will use its commercially reasonable efforts to file with the Commission, a Form S-1 registration statement covering resales of the Shelf Registrable Securities for which registration has been requested (the "Shelf Registration"), and use commercially reasonable efforts to cause such registration statement to become effective, and keep such registration statement effective for a period (the "Effectiveness Period") through the first anniversary of the closing under the Amended Series D Agreement or until the distribution contemplated by the registration statement has been completed. In the event that, in the judgment of the Company, it is advisable to suspend use of the prospectus relating to such registration statement for a discrete period of time (a "Deferral Period") due to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which the Company believes public disclosure will be prejudicial to the Company, the Company shall deliver a certified resolution of the Board of Directors of the Company, signed by a duly authorized officer of the Company, to each holder of Shelf Registrable Securities, to the effect of the foregoing and, upon receipt of such certificate, such holders agree not to dispose of such Registrable Securities covered by such registration or prospectus (other than in transactions exempt from the registration requirements under the Securities
Act); provided, however, that such Deferral Period shall be no longer than sixty
(60) days. Upon receipt of the Shelf Registration Request, the Company will notify all other holders of Shelf Registrable Securities of the Company's intent to register shares pursuant to this Section 2.6. Such holders of Shelf Registrable Securities shall have a period of fifteen (15) days following the mailing of such notice, in which to notify the Company in writing of the amount of Shelf Registrable Securities, if any, that such holders wish to be include in the Shelf Registration. Subject to the provisions of this Section 2.6, the procedures set forth in Section 1.7 shall be applicable to registrations effected pursuant to this Section 2.6.

                                   SECTION 3
                                   ---------

                           Covenants of the Company
                           ------------------------

          3.1  Basic Financial Information. The Company will furnish the
               ---------------------------
following reports to each Qualified Holder, as defined in Section 2.1 above:

          (a) As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and audited by independent public accountants of recognized national standing selected by the Company.

          (b) As soon as practicable after the end of the first, second, and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and consolidated statements of income and cash flows of the Company and its subsidiaries for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year and to the Company's operating plan then in effect and approved by its Board of Directors, subject to changes resulting from normal year-end audit adjustments, all in reasonable detail and certified by the principal financial or accounting officer of the Company, except that such financial statements need not contain the notes required by generally accepted accounting principles.

          (c) From the date the Company becomes subject to the reporting requirements of the Exchange Act (which shall include any successor federal statute), and in lieu of the financial information required pursuant to Sections 3.1(a) and (b) hereof, copies of its annual reports on Form 10-K and its quarterly reports on Form 10-Q, respectively.

          (d) As soon as practical after the end of each month and in any event within thirty (30) days thereafter, a consolidated balance sheet of the Company as at the end of such month and consolidated statements of income and cash flows of the Company for each month and for the current fiscal year of the Company to date, all subject to normal year-end audit adjustments, certified by the principal financial or accounting officer of the Company.

          (e) Annually (and in any event no later than ten (10) days after adoption by the Board of Directors of the Company) the financial plan of the Company, in such manner and form as approved by the Board of Directors of the Company, which financial plan shall include at least a projection of income and a projected cash flow statement for each fiscal quarter in such fiscal year and a projected balance sheet as of the end of each fiscal quarter in such fiscal year.

          3.2  Reservation of Common Stock. The Company will at all times
               ---------------------------
reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

          3.3  Stock Vesting. Unless otherwise approved by the Board of
               -------------
Directors, all stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to vesting as follows: (a) twenty-five percent (25%) of such stock shall vest at the end of the first year following the earlier of the date of issuance or such person's services commencement date with the Company, and (b) seventy-five percent (75%) of such stock shall vest monthly over the remaining three (3) years. With respect to any shares of stock purchased by any such person, the Company's repurchase option shall provide that upon such person's termination of employment or service with the Company, with or without cause, the Company or its assignee (to the extent permissible under applicable securities laws and other laws) shall have the option to purchase at cost any unvested shares of stock held by such person.

          3.4  Proprietary Information and Inventions Agreement. The Company
               ------------------------------------------------
shall require all employees and consultants to execute and deliver a Proprietary Information and Inventions Agreement in the form attached to the Purchase Agreement.

          3.5  Directors' Liability and Indemnification. The Company's
               ----------------------------------------
Certificate of Incorporation and Bylaws shall provide (a) for elimination of the liability of director to the maximum extent permitted by law and (b) for indemnification of directors for acts on behalf of the Company to the maximum extent permitted by law.

                                   SECTION 4
                                   ---------

                                 Miscellaneous
                                 -------------

          4.1  Governing Law. This Agreement shall be governed in all respects
               -------------
by the laws of the State of California, without regard to conflicts of laws principles, as if entered into by and between California residents exclusively for performance entirely within California.

          4.2  Successors and Assigns. Except as otherwise expressly provided
               ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          4.3  Entire Agreement; Amendment; Waiver. This Agreement (including
               -----------------------------------
the Exhibits hereto) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the holders of a majority of the Registrable Securities, and any such amendment, waiver, discharge or termination shall be binding on all the Investors, but in no event shall the obligation of any Investor hereunder be materially increased, except upon the written consent of such Investor. This Agreement amends, restates and supersedes in its entirety the terms and conditions of the Prior Agreement, and the Prior Agreement shall be of no further force or effect.

          4.4  Notices, etc. All notices and other communications required or
               ------------
permitted hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, or delivered personally by hand or nationally recognized courier addressed (a) if to an Investor or Holder, as indicated on the signature pages hereto, or at such other address as such holder or permitted assignee shall have furnished to the Company in writing, or (b) if to the Company, at 2 Results Way, Cupertino, CA 95041, or at such other address as the Company shall have furnished to each holder in writing. All such notices and other written communications shall be effective (i) if mailed, five (5) days after mailing and (ii) if delivered, upon delivery.

          4.5  Delays or Omissions. No delay or omission to exercise any right,
               -------------------
power or remedy accruing to any Holder or Investor, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder or Investor nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder or Investor of any breach or default under this Agreement, or any waiver on the part of any Holder or Investor of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder or Investor shall be cumulative and not alternative.

          4.6  Rights; Separability. Unless otherwise expressly provided
               --------------------
herein, an Investor's rights hereunder are several rights, not rights jointly held with any of the other Investors. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          4.7  Information Confidential. Each Investor acknowledges that the
               ------------------------
information received by them pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Investor is required to disclose such information by a governmental body.

          4.8  Titles and Subtitles. The titles of the paragraphs and
               --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          4.9  Counterparts. This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          4.10 Subsequent Closings. In the event that the Company shall
               -------------------
conduct subsequent sales of Series D Preferred Stock pursuant to and in accordance with the terms of Section 1.3 of the Amended Series D Purchase Agreement, any holder of such shares of Series D Preferred Stock shall be deemed an Investor with all of the rights of an Investor under this Agreement; provided that as a condition thereto such Investor and the Company shall sign a counterpart signature page to this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.

                                                MAGMA DESIGN AUTOMATION, INC.



                                                By /s/ Rajeev Madhavan
                                                   -----------------------------
                                                        Rajeev Madhavan
                                                           President





                      [Counterpart Signature Pages Follow]

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                            DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                 /s/ Admirals, L.P.
                                ----------------------------------------
                                         [Print Name of Holder]

                             By /s/  Thomas E. Fernandez
                                ----------------------------------------
                                               Signature

                             Address 135 East 57/th/ st, 16/th/ Floor
                                     ---------------------------------

                                     New York, NY 10022
                                     ---------------------------------

                                     _________________________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                                 Aezed S. Raza
                                          --------------------------------------
                                              [Print Name of Holder]

                                          By /s/ Aezed S. Raza
                                              ----------------------------------
                                                          Signature

                                          Address  17550 Manzanita Drive
                                                  ------------------------------
                                                   Morgan Hill, CA 90537
                                                  ------------------------------

                                                  ------------------------------

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                     Alliance Ventures I, L.P.
                                 -------------------------------------------
                                      [Print Name of Holder]


                                 By     V.R. Ranganath
                                    ----------------------------------------
                                                   Signature
                                  President, Alliance Venture Management, LLC


                                 Address 2575 Augustine Drive
                                         -----------------------------------
                                         Santa Clara, CA 95054
                                         -----------------------------------

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                              Altos Creek Ventures LLC
                                              ------------------------------
                                                 [Print Name of Holder]


                                           By /s/ Allison M. L. Tilley
                                              ------------------------------
                                                       Signature

                                                   Managing Member

                                           Address 26217 Dori Lane
                                                   -------------------------

                                                   Los Altos Hills, CA 94022
                                                   -------------------------

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                           Andreas Bechtolsheim
                                           --------------------------------
                                                 [Print Name of Holder]


                                           By /s/ Andreas Bechtolsheim
                                              -----------------------------
                                                       Signature

                                           Address   999 Mountain Home Rd.
                                                     -----------------------

                                                     Woodside CA 94002
                                                     -----------------------

                                                     _______________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                           Andrew T. Yang
                                           --------------------------------
                                                 [Print Name of Holder]


                                           By /s/ Andrew T. Yang
                                              -----------------------------
                                                       Signature

                                           Address   16856 S.E. 58th Pl.
                                                     -----------------------

                                                     Belleune WA 98006
                                                     -----------------------

                                                     _______________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED OF AS AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                              Brobeck, Phleger & Harrison LLP
                                           ----------------------------------
                                                 [Print Name of Holder]


                                           By /s/ ILLEGIBLE
                                              ------------------------------
                                                       Signature

                                           Address  One Market Plaza
                                                    -----------------------

                                                    Spear Street Tower
                                                    -----------------------

                                                    San Francisco, CA 94105
                                                    -----------------------

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                           Brodnax Partners

                                           Charles T. Brodnax
                                           --------------------------------
                                                 [Print Name of Holder]


                                           By /s/ Charles T. Brodnax
                                              -----------------------------
                                                       Signature

                                           Address   2710 Woods Lane
                                                     -----------------------

                                                     Garland TX 75044
                                                     -----------------------

                                                     _______________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                           /s/ Chester J. Silvestri
                                           --------------------------------
                                                 [Print Name of Holder]


                                           By    Chester J. Silvestri
                                              -----------------------------
                                                       Signature

                                           Address   13935 La Paloma Rd.
                                                     -----------------------
                                                     Los Altes Hills,CA
                                                     -----------------------
                                                     94022
                                                     -----------------------

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED OF AS AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.
                                            CMEA Ventures II, L.P.
                                            --------------------------------
                                                 [Print Name of Holder]

                                           By /s/ ILLEGIBLE
                                              ------------------------------
                                                       Signature
                                           Address
                                                    ________________________

                                                    ________________________

                                                    ________________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED OF AS AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.
                                               Crystalynn Jacobson
                                            --------------------------------
                                                 [Print Name of Holder]

                                           By /s/ Crystalynn Jacobson
                                              ------------------------------
                                                       Signature

                                           Address  4830 Trail Run Ct
                                                    ------------------------
                                                    San Jose, CA 95136
                                                    ------------------------

                                                    ________________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                           Ju-Kyung Cho
                                           -----------------------------------
                                                 [Print Name of Holder]


                                           By /s/ Ju-Kyung Cho
                                              --------------------------------
                                                       Signature

                                           Address 6th Fl. Yuhwa Securities
                                                   ----------------------------
                                                   Bldg. 23-7
                                                   ----------------------------
                                                   Yoido-dong, Youngdeungpo-gu,
                                                   ----------------------------
                                                   Seoul 150-738, Korea
                                                   ----------------------------

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                          Jin-Chern Su/EE Solutions Inc.
                                          --------------------------------------
                                                [Print Name of Holder]


                                          By /s/ Jin-Chern Su
                                             -----------------------------------
                                                      Signature

                                          Address   YF-2, No. 105, Deng-Nang St.
                                                    ----------------------------

                                                    Hsin-Chu City, Taiwan
                                                    ----------------------------

                                                    ____________________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                           Eliezer Sternheim
                                           --------------------------------
                                                 [Print Name of Holder]


                                           By /s/ E. Sternheim
                                              -----------------------------
                                                       Signature

                                           Address  3489 South Court St.
                                                    -----------------------

                                                    Palo Alto, CA 94306
                                                    -----------------------


                                                    _______________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                           Eugene F. Hovawer
                                           --------------------------------
                                                 [Print Name of Holder]


                                           By /s/ Eugene F. Hovawer
                                              -----------------------------
                                                       Signature

                                           Address   29528 Ridgeway Drive
                                                     -----------------------

                                                     Agoura Hills, CA
                                                     -----------------------

                                                     91301
                                                     -----------------------

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                           Future CAD, INC.

                                           Choon Kyung Kim
                                           --------------------------------
                                                 [Print Name of Holder]


                                           By /s/ Choon Kyung Kim
                                              -----------------------------
                                                       Signature

                                           Address  1030 E. El Cammo Road
                                                    -----------------------

                                                    #305
                                                    -----------------------

                                                     Sunnyvale, CA 94087
                                                    -----------------------

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                           George T. Holber
                                           --------------------------------
                                                 [Print Name of Holder]


                                           By /s/ George T. Holber
                                              -----------------------------
                                                       Signature

                                           Address   13164 La Cresta
                                                     -----------------------

                                                     Los Altos, Hills
                                                     -----------------------

                                                     CA 94022
                                                     -----------------------
                                     -22-

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST 10, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                           Gregg Vignos
                                           --------------------------------
                                                 [Print Name of Holder]


                                           By /s/ Gregg Vignos
                                              -----------------------------
                                                       Signature

                                           Address  631 Greystone Terrace
                                                    -----------------------

                                                    Orinda, CA 94563
                                                    -----------------------


                                                    _______________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                                  Jeffrey S. Harrell
                                           --------------------------------
                                                  [Print Name of Holder]


                                           By /s/ Jeffrey S. Harrell
                                              -----------------------------
                                                       Signature

                                           Address  2550 Hanover Street
                                                    -----------------------

                                                    Palo Alto CA 94304
                                                    -----------------------

                                                    _______________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


     The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                                  John Sanguinetti
                                           ---------------------------------
                                                 [Print Name of Holder]


                                           By /s/ John Sanguinetti
                                              ------------------------------
                                                       Signature

                                           Address 12300 Gigli Court
                                                   -------------------------
                                                   Los Altos Hills, CA 94022
                                                   -------------------------

                                                   _________________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                                  Jorge del Calvo and Gerine
                                                  Ongkeko as husband + wife
                                           ---------------------------------
                                                 [Print Name of Holder]


                                           By /s/ Jorge del Calvo
                                              ------------------------------
                                                       Signature

                                           Address  ________________________

                                                    ________________________

                                                    ________________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


     The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                               Julia Ryan Yousefi
                                        ---------------------------------
                                              [Print Name of Holder]

                                        By   /s/ Julia Ryan Yousefi
                                            -----------------------------
                                                    Signature

                                        Address  6006 Pasco Encantada
                                                 ------------------------
                                                 Carnaville, CA 93012
                                                 ------------------------

                                                 ________________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST 14, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


     The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                                 Kannan Ayyar
                                           ---------------------------------
                                                 [Print Name of Holder]


                                           By /s/ K. Ayyar
                                              ------------------------------
                                                       Signature

                                           Address 12121 Oak Park Ct.
                                                   -------------------------
                                                   Los Altos Hills CA
                                                   -------------------------
                                                   94022
                                                   ------------------------

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


     The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                                 Karen Vahtra
                                        ---------------------------------
                                              [Print Name of Holder]

                                        By   /s/ Karen Vahtra
                                            -----------------------------
                                                  Signature

                                        Address
                                                 ________________________

                                                 ________________________

                                                 ________________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


     The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                                 Kim Hailey
                                           ---------------------------------
                                                 [Print Name of Holder]


                                           By /s/ Kim Hailey
                                              ------------------------------
                                                       Signature

                                           Address 16496 Hilow Road
                                                   -------------------------
                                                   Los Gatos, CA 95032
                                                   -------------------------

                                                   _________________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST 7, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


     The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                               MKSI-B
                                           ---------------------------------
                                                 [Print Name of Holder]
                                                   Nicholas Mitsakos
                                                    Managing Manager

                                           By /s/ Nicholas Mitsakos
                                              ------------------------------
                                                       Signature

                                           Address 2355 North Point St
                                                   -------------------------

                                                   San Francisco, CA 94123
                                                   -------------------------

                                                   _________________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                           New Enterprise Associates 9, L.P.
                                             By: NEA Partners 9, L.P.
                                                 Its General Partner
                                           ----------------------------------
                                                 [Print Name of Holder]


                                           By /s/ Mark Perry
                                              -------------------------------
                                                       Signature

                                           Address  1119 St. Paul St.
                                                    -------------------------

                                                    Baltimore, Maryland
                                                    -------------------------
                                                    21202
                                                    -------------------------

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                                 PM & S Venture Fund II
                                                 PM & S Venture Fund III
                                           --------------------------------
                                                 [Print Name of Holder]


                                           By /s/ Jorge del Calvo
                                              -----------------------------
                                                       Signature

                                           Address  _______________________

                                                    _______________________

                                                    _______________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                           Prakash Agarwal
                                           ----------------------------------
                                                 [Print Name of Holder]


                                           By /s/ P. Agarwal
                                              -------------------------------
                                                       Signature

                                           Address   26323 Calle Del Sol
                                                     -------------------------

                                                     Los Altos Hills, CA 94022
                                                     -------------------------

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST 8, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                                     RAJ RAGHAVAN
                                           --------------------------------
                                                 [Print Name of Holder]


                                           By /s/ Raj Raghavan
                                              -----------------------------
                                                       Signature

                                           Address  21789 MT. EDEN RD
                                                    -----------------------

                                                    SARATOGA, CA 95070
                                                    -----------------------

                                                    _______________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                                    Rajeev Madhavan
                                           --------------------------------
                                                 [Print Name of Holder]


                                           By /s/ Rajeev Madhavan
                                              -----------------------------
                                                       Signature

                                           Address  _______________________

                                                    _______________________

                                                    _______________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST 14, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                            Rajeev & Geetha Madhavan
                                            Trustees, Madhavan & Madhavan
                                            Living Trust UAD
                                            10/29/98
                                            ___________________________________
                                              [Print Name of Holder]



                                            /s/ Rajeev Madhavan
                                            -----------------------------------
                                                     Signature

                                   Address  ___________________________________

                                            ___________________________________

                                            ___________________________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                           Parekh Family Trust
                                           --------------------------------
                                                 [Print Name of Holder]


                                           By /s/ Raj Parekh, Trustee
                                              -----------------------------
                                                       Signature

                                           Address
                                                     _______________________

                                                     151 Bridgton Ct.
                                                     -----------------------
                                                     Los Altos CA 94022
                                                     -----------------------

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                           Rajir Singh
                                           --------------------------------
                                                 [Print Name of Holder]


                                           By /s/ Rajir Singh
                                              -----------------------------
                                                       Signature

                                           Address   _______________________

                                                     _______________________

                                                     _______________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


     The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                                Rajvir Singh (& Swadesh Singh)
                                           ---------------------------------
                                                 [Print Name of Holder]


                                           By /s/ Rajvir Singh
                                              ------------------------------
                                                       Signature

                                           Address 1055 Fremont Av
                                                   -------------------------
                                                   Los Altos, CA 94024
                                                   -------------------------

                                                   _________________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


     The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                                  Ravi Sethi
                                           ---------------------------------
                                                 [Print Name of Holder]


                                           By /s/ Ravi Sethi
                                              ------------------------------
                                                       Signature

                                           Address 405 Chenab Ct.
                                                   -------------------------
                                                   Fremont, CA 94537
                                                   -------------------------

                                                   _________________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                       Raza Venture Fund, A, L.P
                                       --------------------------------------
                                                 [Print Name of Holder]
                                           By: Raza Venture Management
                                               as General Partner

                                       By: /s/ S. Atiq Raza
                                           ----------------------------------
                                                         Signature

                                                S. Atiq Raza, Managing Member

                                       Address  2480 N. First St. Ste. 280
                                                -----------------------------
                                                San Jose, CA 95131
                                                -----------------------------

                                                _____________________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                           Redwood Management III, L.P.
                                           --------------------------------
                                                 [Print Name of Holder]


                                           By /s/ Raj Parekh
                                              -----------------------------
                                                       Signature

                                           Address   ______________________

                                                     ______________________

                                                     ______________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                           REDWOOD VENTURE III, L.P.
                                           --------------------------------

                                           By: REDWOOD VENTURE PARTNERS, LLC
                                               -----------------------------
                                               ITS GENERAL PARTNER
\                                              -----------------------------
                                                 [Print Name of Holder]


                                           By /s/ Raj Parekh
                                              -----------------------------
                                                       Signature

                                           Address   4984 El Camino Real
                                                     -----------------------

                                                     Suite #200
                                                     -----------------------

                                                     Los Altos, CA 94022
                                                     -----------------------

                                                     TEL: (650) 335-1111
                                                     -----------------------

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                           Redwood Ventures IV, L.P.
                                           --------------------------------
                                                 [Print Name of Holder]


                                           By /s/ Raj Parekh
                                              -----------------------------
                                                       Signature

                                           Address   4984 El Camino Real
                                                     -----------------------

                                                     Suite #200
                                                     -----------------------

                                                     Los Altos, CA 94022
                                                     -----------------------

                                                     TEL: (650) 335-1111
                                                     -----------------------

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                                      Robin Neustein
                                          --------------------------------------
                                                   [Print Name of Holder]


                                          By /s/ Robin Neustein
                                              ----------------------------------
                                                          Signature


                                          Address  Goldman, Sachs & Co.
                                                   -----------------------------
                                                   One New York Plaza
                                                   -----------------------------
                                                   New York, New York 10004
                                                   -----------------------------

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


     The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                        S. Atiq Raza, Custodian
                                        Nadia N. Raza CAUGTMA
                                        --------------------------------
                                              [Print Name of Holder]

                                        By   /s/ S. Atiq Raza
                                            ----------------------------
                                                     Signature

                                        Address 17550 Manzanita Dr
                                                ------------------------
                                                Morgan Hill, CA 95037
                                                ------------------------

                                                ________________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


     The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                             Saiyed Atiq Raza and Noreen Tirmizi Raza, Trustees N & A Raza Revocable Trust UAD 03-22-97
                             --------------------------------------------------
                                          [Print Name of Holder]

                             By  /s/ Atiq Raza /s/ Noreen Tirmizi Raza
                                 ----------------------------------------------
                                                 Signature

                             Address  17550 Manzanita Drive
                                      -----------------------------------------
                                      Morgan Hill, CA 95037
                                      -----------------------------------------

                                      _________________________________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


     The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                        SAN Management II, LLC
                                        ---------------------------------
                                              [Print Name of Holder]


                                        By   /s/ S. Atiq Raza
                                            -----------------------------
                                                    Signature

                                        Address  17550  Manzanita Dr.
                                                 ------------------------
                                                 Morgan Hill, CA 95037
                                                 ------------------------

                                                 ________________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST 11, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                           S C Hightech Corporation
                                          --------------------------------------
                                                   [Print Name of Holder]


                                          By  Eiki Suzuki
                                              ----------------------------------
                                                          Signature

                                          Address 2-5-5, Shmyokohama
                                                  ------------------------------
                                                  Kohoka-Ku, Yokohama
                                                  ------------------------------
                                                  Kanagawa - Pref.
                                                  ------------------------------
                                                  Japan
                                                  ------------------------------

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                           Scott A. Hamm
                                           --------------------------------
                                                 [Print Name of Holder]


                                           By /s/ Scott A. Hamm
                                              -----------------------------
                                                       Signature

                                           Address   2305 Solano Dr.
                                                     -----------------------

                                                     Camarillo, CA 93012
                                                     -----------------------

                                                     _______________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                           Solebay Design Systems Ltd.
                                              Directors Retirement Plan
                                           ------------------------------------
                                                 [Print Name of Holder]


                                           By /s/ S. David[illegible] Trustee
                                              ---------------------------------
                                                       Signature

                                           Address   The Old [illegible]
                                                     --------------------------
                                                     [illegible]

                                                     Exon, OX93 UK
                                                     --------------------------

                                                     __________________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


     The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                                 Stanton D. Wong
                                        ---------------------------------
                                              [Print Name of Holder]

                                        By   /s/ Stanton D. Wong
                                            -----------------------------
                                                    Signature

                                        Address    1039 CONTINENTALS WAY
                                                 ------------------------
                                                           #201
                                                 ------------------------
                                                   BELMONT CA 94002
                                                 ------------------------

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                                Sumitomo Corporation
                                      ----------------------------------------
                                               [Print Name of Holder]


                                      By /s/ S. Kurimoto
                                         ------------------------------------
                                                      Signature

                                            Shigeo Kurimoto, General Manager
                                            Information Electronics Dept.

                                      Address  1-2-2 Hitotsubashi, Chiyoda-ku
                                              ---------------------------------
                                              Tokyo 100 - 8601 Japan
                                              ---------------------------------

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                       Swadesh and Raj Business Management, L.P.
                                       -----------------------------------------
                                             [Print Name of Holder]


                                       By /s/ Raj Singh
                                          --------------------------------------
                                                   Signature

                                       Address   _______________________________


                                                 _______________________________

                                                 _______________________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST 14, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                      Texas Instruments Incorporated
                                      ----------------------------------------
                                               [Print Name of Holder]


                                      By  /s/ G. Lowe
                                          ------------------------------------
                                                     Gregg Lowe
                                                      Signature


                                      Address  12500 TI Blvd.
                                              --------------------------------
                                              Dallas, TX 75266
                                              --------------------------------

                                              ________________________________

                              SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                      The Sternheim Trust, UDT 12/22/98
                                      ----------------------------------------
                                               [Print Name of Holder]


                                      By /s/ E. Sternheim, Trustee
                                        --------------------------------------
                                                      Signature


                                      Address 3489 South Court St.
                                              --------------------------------
                                              Palo Alto, CA 94306
                                              --------------------------------

                                              ________________________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                      The Swadesh Family Trust
                                      ----------------------------------------
                                               [Print Name of Holder]


                                      By /s/ Rajvir Singh
                                        --------------------------------------
                                                      Signature


                                      Address 1055 Fremont Av
                                              --------------------------------
                                              Los Altos
                                              --------------------------------
                                              CA 94024
                                              --------------------------------

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


     The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                           THE UJJAL & SARITA KOHLI

                                              TRUST dated 3-25-98
                                        ----------------------------------------
                                              [Print Name of Holder]




                                        By   /s/ Ujjal Kohli UJJAL KOHLI TRUSTEE
                                            ------------------------------------
                                                   Signature

                                        Address    20415 Franklin Ave.
                                                 -------------------------------
                                                   Saratoga, CA 95070
                                                 -------------------------------

                                                 -------------------------------

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


     The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                                 Therese Mrozek
                                        ---------------------------------
                                              [Print Name of Holder]

                                        By   /s/ Therese Mrozek
                                            -----------------------------
                                                  Signature

                                        Address
                                                 ________________________

                                                 ________________________

                                                 ________________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


     The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                                      Thomas V. Loran
                                               ---------------------------------
                                                       [Print Name of Holder]


                                               By /s/ Thomas V. Loran
                                                 -------------------------------
                                                           Signature

                                               Address    5856 Virmor Ave.
                                                       -------------------------

                                                          Oakland CA 94618
                                                       -------------------------

                                                       _________________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                           Tomasetta Family Partnership, LP
                                           --------------------------------
                                                 [Print Name of Holder]


                                           By /s/ J.R. Tomasitta
                                              -------------------------------
                                                       Signature

                                           Address 3651 Via De Costa
                                                   --------------------------

                                                   Thousand Oaks, CA 91360
                                                   --------------------------


                                                   __________________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                        DATED AS OF SEPTEMBER 13, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                     Toshiba America Electronic Components, Inc.
                                     -------------------------------------------
                                               [Print Name of Holder]


                                     By /s/ K.[illegible]
                                        ----------------------------------------
                                                     Signature

                                     Address   9775 Toledo Way
                                               ---------------------------------

                                               Irvme, California, 92618-1811
                                               ---------------------------------

                                               _________________________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


     The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                        William R. Salvagno, Jr.
                                        ---------------------------------
                                              [Print Name of Holder]

                                        By   /s/ William R. Salvagno, Jr.
                                            -----------------------------
                                                    Signature

                                        Address    3585 Keefer Rd
                                                 ------------------------
                                                   Chico, CA 95973
                                                 ------------------------

                                                 ------------------------

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                           Yagyensh C. Pati
                                           --------------------------------
                                                 [Print Name of Holder]


                                           By /s/ Yagyensh C. Pati
                                              -----------------------------
                                                       Signature

                                           Address   151 Marva Oaks Dr.
                                                     -----------------------

                                                     Woodside, CA 94062
                                                     -----------------------

                                                     _______________________

                               SIGNATURE PAGE TO

                             AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                          DATED AS OF AUGUST __, 2000

                                 BY AND AMONG

                         MAGMA DESIGN AUTOMATION, INC.

                        AND EACH INVESTOR NAMED THEREIN


          The undersigned hereby executes and delivers the Magma Design Automation, Inc. Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                                 Yona Sternheim
                                              ------------------------------
                                                 [Print Name of Holder]


                                           By /s/ Y. Sternheim
                                              ------------------------------
                                                       Signature

                                           Address 3489 South Court St.
                                                   -------------------------

                                                   Palo Alto, CA 94306
                                                   -------------------------


                                                   _________________________

                                     -22-